Exhibit 10.35

***Certain information has been excluded from this exhibit because it is both (i) not material and (ii) the type that the registrant customarily and actually treats as private or confidential. Such omitted information is indicated by brackets (“[***]”) in this exhibit***

THIRD AMENDMENT TO COLLABORATION AND LICENSE AGREEMENT

THIS THIRD AMENDMENT (this “Third Amendment”) to the COLLABORATION AND LICENSE AGREEMENT dated January 22, 2024 (the “Agreement”), as previously amended in a First Amendment and a Second Amendment dated January 8, 2025 and October 28, 2025, respectively, is effective as of January 22, 2026 (“Third Amendment Effective Date”), by and between Aspen Neuroscience, Inc. (“Aspen”) and Cell-X Technologies, Inc. (“Cell-X”).

WHEREAS, Cell X and Aspen desire to further amend the Agreement upon the terms and conditions noted below;

WHEREAS, Cell X and Aspen have agreed to extend the Collaboration Term set forth in Section 4.1 of the Agreement to March 31, 2026;

WHEREAS, Cell X and Aspen have agreed to amend and replace Schedule 4.1(a) Collaboration Plan of the Agreement;

WHEREAS, Cell X and Aspen have agreed to amend and replace Schedule 4.1(b) Collaboration Budget of the Agreement; and

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.
Section 4.1 of the Agreement is hereby amended to delete the third sentence of Section 4.1 in its entirety and replace it with the following sentence: “The term of the Collaboration Program will begin on the Effective Date and end on March 31, 2026.”
2.
Schedule 4.1(a) Collaboration Plan of the Agreement, as previously amended in the Second Amendment, is hereby amended and replaced in its entirety by the new and revised 4.1(a) Collaboration Plan that is attached as Exhibit A to this Third Amendment.
3.
Schedule 4.1(b) Collaboration Budget of the Agreement, as previously amended in the Second Amendment, is hereby amended and replaced in its entirety by the new and revised 4.1(b) Collaboration Budget that is attached as Exhibit B to this Third Amendment.
4.
This Third Amendment, together with the Agreement, the First Amendment and the Second Amendment, constitutes the entire agreement between Cell X and Aspen with respect to the subject matter hereof.
5.
Except as provided herein, all other terms, conditions and provisions of the Agreement shall remain in full force and effect.
6.
This Third Amendment may be executed in one or more counterparts, either by fax or PDF, each of which shall be deemed an original, and all of which shall constitute one and the same instrument.

[signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be executed by their duly authorized corporate officers or representatives as of the Third Amendment Effective Date.

ASPEN NEUROSCIENCE, INC.		CELL X TECHNOLOGIES, INC.

By:	/s/ Damien McDevitt	By:	/s/ [***]

Name:	Damien McDevitt	Name:	[***]

Title:	President and CEO	Title:	[***]

Date:	February 12, 2026	Date:	February 12, 2026

Exhibit A

Schedule 4.1(a)

Collaboration Plan

[***]

Exhibit B

Schedule 4.1(b)

Collaboration Budget

[***]